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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT TO REPORT

                                 Amendment No. 2

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       November 7, 1997
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                          SWISSRAY International, Inc.
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               (Exact name of registrant as specified in charter)

   New York                         0-26972                      16-0950197
(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)                  Identification
Incorporation)                                                      Number)

200 East 32nd Street, New York, New York                              10016
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(Address of principal executive offices)                           (Zip code)

Registrant's telephone number, including area code            212-545-0095
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          (Former name or former address, if changed since last report)





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Item 5.  Other Events


     The Registrant filed a Form 8-K and a Form 8K/A (Amendment No. 1) both with date of report of November 7, 1997 and dated November 10, 1997 and November 14, 1997 respectively. The purpose of such filings were so as to indicate under Item 4 that there had been a change in the Registrant's certifying accountant. Item 4
(b) entitled "New Independent Accountants" indicated (in both the initial filing and the aforesaid first amendment thereto) that the Registrant had engaged the firm of Coopers & Lybrand L.L.P. as its new independent accountant. Subsequent to such filings such independent accounting firm advised that its name should have properly read STG Coopers & Lybrand AG rather than Coopers & Lybrand L.L.P. This amendment is being filed solely to clarify and properly indicate the name of the Registrant's independent accountant.




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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SWISSRAY INTERNATIONAL, INC.


                                               By    /Josef Laupper/
                                                  ---------------------------
                                                  Josef Laupper, Secretary

Date: April 6, 1998



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